SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                 Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section
    240.14a-12
    Select Advisors Variable Insurance Trust
   ....................................................................
            (Name of Registrant/s as Specified In Its Charter)

   ....................................................................
       (Name of Person(s) Filing Proxy Statement if other than the
                               Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ................................................................

    2) Aggregate number of securities to which transaction applies:

       ................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ................................................................

    4) Proposed maximum aggregate value of transaction:

       ................................................................










    5) Total fee paid:

       ................................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

       ............................................

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

       ............................................

     4) Date Filed:

       ............................................







                          TOUCHSTONE BALANCED PORTFOLIO
             (a series of Select Advisors Variable Insurance Trust)
                                 311 Pike Street
                             Cincinnati, Ohio 45202

                            NOTICE OF SPECIAL MEETING

         Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Touchstone Balanced Portfolio (the "Portfolio"), a separate series of Select Advisors Variable Insurance Trust (the "Trust") will be held on April 23, 1997, at 10:00 a.m., Eastern Daylight Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202. At the Meeting, Shareholders of the Portfolio will be asked to consider and vote upon the following:

               1. To approve or disapprove: (a) a new portfolio advisory agreement between Touchstone Advisors, Inc. (the "Advisor") and OpCap Advisors ("OpCap"), pursuant to which agreement OpCap will act as portfolio advisor (i.e., subadvisor) with respect to the assets of the Portfolio, as described in the attached Proxy Statement; and (b) an amendment to the existing investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, as described in the attached Proxy Statement.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         Shareholders of record at the close of business on March 14, 1997, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                    By Order of the Board of Trustees



                                              Susan C. Mosher
                                              Secretary

Cincinnati, Ohio
March __, 1997









                          TOUCHSTONE BALANCED PORTFOLIO
             (a series of Select Advisors Variable Insurance Trust)
                                 311 Pike Street
                             Cincinnati, Ohio 45202


                                 PROXY STATEMENT


         This Proxy Statement is furnished by Select Advisors Variable Insurance Trust (the "Trust") to the shareholders of its Touchstone Balanced
      Portfolio (respectively, the "Shareholders" and the "Portfolio"), on behalf of the Trust's Board of Trustees. This Proxy Statement is being provided to you in connection with the Trust's solicitation of the accompanying proxy, to be voted at a Special Meeting of Shareholders of the Portfolio (the "Meeting") to be held on April 23, 1997, at 10:00 a.m., Eastern Daylight Time, at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio 45202, for the purposes set forth below and in the accompanying Notice of Special Meeting. This Proxy Statement is being mailed to Shareholders on or about ________, 1997.

         At the Meeting, Shareholders will be asked to consider and vote upon the following:

               1. To approve or disapprove: (a) a new portfolio advisory agreement between Touchstone Advisors, Inc. (the "Advisor") and OpCap Advisors ("OpCap"), pursuant to which agreement OpCap will act as portfolio advisor (i.e., subadvisor) with respect to the assets of the Portfolio, as described in this Proxy Statement; and (b) an amendment to the existing investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, pursuant to which agreement the Advisor acts as investment advisor to the Portfolio, as described in this Proxy Statement.

               2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The approval of the new investment advisory agreement with OpCap and the amendment to the existing investment advisory agreement with the Advisor are dependent upon each other and are being submitted to the Shareholders as one proposal.

         The Portfolio is a separate series of the Trust, which is a Massachusetts business trust. The Advisor serves as the investment advisor to each series of the Trust, including the Portfolio. In addition, the Advisor is the Trust's sponsor. The address of the Advisor is 311 Pike Street, Cincinnati, Ohio 45202. The Advisor, in its capacity as the Trust's investment advisor, has engaged a number of portfolio advisors (i.e. subadvisors) to manage the separate series of the Trust. Harbor Capital Management Company, Inc. ("Harbor") and Morgan Grenfell Capital Management, Inc. ("Morgan Grenfell") are the two portfolio advisors currently engaged to manage investments of the Portfolio. The services provided to the Portfolio by Harbor and Morgan Grenfell will be terminated upon appointment of a new portfolio advisor. Investors Bank





      & Trust Company ("Investors Bank") serves as administrator, custodian, fund accounting agent and transfer agent for the Trust. The address of Investors Bank is 89 South Street, Boston, Massachusetts 02111.

         The shares of the Portfolio may be purchased only by separate accounts ("Separate Accounts") established by various insurance companies (the "Insurance Companies") for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to herein as "Contracts") issued by the Insurance Companies. The Insurance Companies, however, will vote the shares of the Portfolio held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, the "Contract Owners") with respect to all matters on which the Shareholders are entitled to vote. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from Contract Owners. As of the close of business on March 14, 1997, there were _______ shares of the Portfolio outstanding.

         The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote FOR the proposal and may vote in their discretion with respect to other matters not now known to the Trust's Board of Trustees that may be presented at the Meeting.

         A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

         The principal solicitation of proxies will be by mail, but they may be solicited by telephone, telegraph and personal contact by Trustees, officers and regular employees of the Trust. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor and not by the Trust, the Portfolio or OpCap.

            PROPOSAL TO APPROVE NEW PORTFOLIO ADVISORY AGREEMENT AND
               AMENDMENT TO EXISTING INVESTMENT ADVISORY AGREEMENT

      PORTFOLIO ADVISORY AGREEMENT BETWEEN THE ADVISOR AND OPCAP

      BACKGROUND

         At the Meeting, Shareholders are being asked to approve a new portfolio advisory agreement for the Portfolio (the "New Portfolio Advisory Agreement") between the Advisor and OpCap. Except for the fee arrangement, and the addition of provisions regarding OpCap's expected use of an affiliated broker-dealer to execute transactions on behalf of the Portfolio (the "affiliated brokerage provisions"), the New Portfolio Advisory Agreement is identical in all substantive respects to the portfolio advisory agreement dated September 9, 1994, in effect between the Advisor and Harbor (the "Harbor Agreement"). Except for the fee



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      arrangement, the affiliated brokerage provisions and the other differences noted under "New Portfolio Advisory Agreement" below, the New Portfolio Advisory Agreement is also identical in all substantive respects to the portfolio advisory agreement, dated September 9, 1994, in effect between the Advisor and Morgan Grenfell (the "Morgan Grenfell Agreement"). (The Harbor Agreement and the Morgan Grenfell Agreement are collectively referred to herein as the "Existing Portfolio Advisory Agreements".) A copy of the New Portfolio Advisory Agreement is set forth in Exhibit A to this Proxy Statement.

         Under the investment advisory agreement between the Trust (on behalf of the Portfolio) and the Advisor, the Advisor at its expense may select, subject to the review and approval of the Trust's Board of Trustees, a portfolio advisor or portfolio advisors to manage the investments of the Portfolio. The Trust's Board of Trustees has selected OpCap as portfolio advisor to the Portfolio and has approved the New Portfolio Advisory Agreement, subject to approval by the investors in the Portfolio, to become effective on May 1, 1997. For information regarding OpCap that the Board of Trustees considered in making this selection, see "Information about OpCap."

            Approval of the New Portfolio Advisory Agreement would not result in any increase in advisory fees paid by the Portfolio because the Advisor will pay OpCap's portfolio advisory fee. However, approval of the amendment to the existing investment advisory agreement would result in an increase in the fees payable by the Trust (on behalf of the Portfolio) to the Advisor, in part to offset any increased advisory fees being paid by the Advisor to OpCap. Thus, approval of the proposal could result in an increase in fees paid by the Portfolio if (1) an "expense cap" on the Portfolio's expenses (described below and currently in effect through March 31, 1998) is removed or (2) if the Portfolio's aggregate operating expenses are less than the expense cap for a given fiscal year.

           The affiliated brokerage provisions in the New Portfolio Advisory Agreement permit OpCap to place brokerage transactions with Oppenheimer Co., Inc. ("Opco"), an affiliate of OpCap. However, the New Portfolio Advisory Agreement provides that OpCap may effect securities transactions for the Portfolio only if (1) the commissions, fees or other remuneration received or to be received by it are reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time and (2) the Trustees of the Trust, including a majority of those Trustees who are not interested persons of the Trust, have adopted procedures pursuant to Rule 17e-1 under the Investment Company Act of 1940 (the "1940 Act") for determining the permissible level of such commissions. The Board of Trustees has previously adopted such procedures. Therefore, OpCap's expected use of Opco to execute transactions on behalf of the Portfolio should not result in an increase in brokerage commissions paid by the Portfolio.

      EXISTING PORTFOLIO ADVISORY AGREEMENTS

         Harbor and Morgan Grenfell each serves as a portfolio advisor for a portion (64.3% and 35.7%, respectively , as of December 31, 1996) of



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      the  assets  of  the  Portfolio  under  the  Existing  Portfolio  Advisory
      Agreements. Harbor manages the equity portion of the Portfolio while Morgan Grenfell manages the fixed income portion. The Existing Portfolio Advisory Agreements were approved by the shareholders of the Portfolio on ___________, 199_ and were last approved by the Trust's Trustees, including the Trustees who were not "interested persons", on December 19, 1996.

         Under the Harbor Agreement, Harbor is entitled to receive from the Advisor a fee for its services equal to the following percentages of the average daily net assets of the Portfolio managed by Harbor: 0.50% of the first $75 million, 0.40% of the next $75 million, and 0.30% thereafter. Under the Morgan Grenfell Agreement, Morgan Grenfell is entitled to receive from the Advisor a fee for its services equal to the following percentages of the average daily net assets of the Portfolio managed by Morgan Grenfell: 0.35% of the first $40 million and 0.30% thereafter. At December 31, 1996, net assets of the Portfolio under Harbor's management and Morgan Grenfell's management were $4,304,386 and $2,390,306, respectively. For the fiscal year ended December 31, 1996, the Portfolio paid fees of $13,352 and $5,340 to Harbor and Morgan Grenfell, respectively.

      NEW PORTFOLIO ADVISORY AGREEMENT

         The New Portfolio Advisory Agreement was approved (subject to approval by the Shareholders) by the Trust's Trustees, including the Trustees who were not "interested persons", on February 14, 1997. The terms of the New Portfolio Advisory Agreement are substantially identical to the terms of the Harbor Agreement, except for the fee arrangement and the affiliated brokerage provisions. The terms of the New Portfolio Advisory Agreement are also substantially identical to the Morgan Grenfell Agreement, except as follows: (1) Each agreement has a different fee arrangement. (2) The New Portfolio Advisory Agreement contains the affiliated brokerage provisions. (3) The Morgan Grenfell Agreement provides that the Advisor will indemnify the Portfolio Advisor under certain circumstances, while the New Portfolio Advisory Agreement has no indemnification clause. (4) The New Portfolio Advisory Agreement states that the Portfolio Advisor may pay a broker or dealer who provides research services to the Portfolio a commission for effecting a portfolio transaction higher than the commission another broker or dealer would have charged if, in addition to the satisfaction of other conditions, the Portfolio derives or will derive a significant benefit from such research services (a "significant benefit clause"). The Morgan Grenfell Agreement does not contain a significant benefit clause. The description of the New Portfolio Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

         Under the New Portfolio Advisory Agreement, the Portfolio Advisor will manage the investment and reinvestment of both the fixed income and equity assets of the Portfolio, subject to and in accordance with the investment objectives, policies and restrictions of the Portfolio and any directions which the Advisor or the Trust's Board of Trustees may give from time to time with respect to the Portfolio. In this regard, the Portfolio Advisor will make all determinations with respect to the investment of the Portfolio's assets and the purchase and sale of



                                        4



      portfolio securities. In addition, the Portfolio Advisor will determine the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities will be exercised. The Portfolio Advisor will render regular reports to the Trust's Board of Trustees, to the Advisor and to any advisor(s) that the Advisor engages to assist it in evaluating the Portfolio Advisor's performance and activities.

         The New Portfolio Advisory Agreement states that the Portfolio Advisor's primary objective when placing orders with brokers and dealers will be to obtain the most favorable price and execution available for the Portfolio. In placing such orders the Portfolio Advisor may consider a number of factors, including, without limitation, the overall direct net economic result to the Portfolio (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved, and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future. The Portfolio Advisor is specifically authorized, to the extent authorized by law, to pay a broker or dealer who provides research services to the Portfolio Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer. However, such payment is permissible only if the Portfolio Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and that the Portfolio derives or will derive a reasonably significant benefit from such research services.

         The New Portfolio Advisory Agreement will continue in effect until May 1, 1998, and it will continue thereafter provided that such continuance is specifically approved by the Advisor and the Portfolio Advisor and, in addition, at least annually by (1) the vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the New Portfolio Advisory Agreement or interested persons of either the Advisor or the Portfolio Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         The New Portfolio Advisory Agreement may be terminated at any time, without payment of any penalty, (1) by the Advisor, by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio, in any such case upon at least 60 days' prior written notice to the Portfolio Advisor, and (2) by the Portfolio Advisor upon at least 60 days' prior written notice to the Advisor and the Trust. The New Portfolio Advisory Agreement terminates automatically in the event of its assignment.

         The New Portfolio Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties under the New Portfolio Advisory Agreement on the



                                       5




      part of the Portfolio Advisor, the Portfolio Advisor will not be subject to liability to the Advisor, the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the New Portfolio Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

         The Advisor pays the fees earned by the Portfolio Advisor with respect to its management of the Portfolio's assets. As compensation for its services, the Portfolio Advisor will be paid a monthly fee equal on an annual basis to 0.60% of the first $20 million of average daily net assets of the Combined Portfolios (as hereinafter defined), 0.50% of the next $30 million of average daily net assets of the Combined Portfolios, and 0.40% thereafter. "Combined Portfolios" means the combined assets of the Portfolio, Touchstone Balanced Fund A (a series of Select Advisors Trust
      A), and Touchstone Balanced Fund C (a series of Select Advisors Trust C), all of which will be served by the Portfolio Advisor in its investment advisory capacity.

      INFORMATION ABOUT OPCAP

         OpCap is a majority-owned subsidiary of Oppenheimer Capital, a registered investment adviser with approximately $50.6 billion in assets under management on January 31, 1997. Oppenheimer Financial Corp.
      ("Opfin"), a holding company, is a 1.0% general partner of OpCap. Opfin also holds a one-third managing general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin is the sole 1.0% general partner, owns the remaining two-thirds interest.

         On February 13, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with approximately $110 billion in assets under management through various subsidiaries, signed an Agreement and Plan of Merger with Oppenheimer Group, Inc. ("OGI") and its subsidiary Opfin pursuant to which PIMCO Advisors and its affiliate, Thomson Advisory Group Inc. ("TAG"), will acquire the one-third managing general partner interest in Oppenheimer Capital, its 1.0% general partnership interest in OpCap, and its 1.0% general partner interest in Oppenheimer Capital L.P. (the "Transaction") and OGI will be merged with and into TAG. The aggregate purchase price is approximately $265 million in convertible preferred stock of TAG and assumption of certain indebtedness. The amount of TAG preferred stock comprising the purchase price is subject to reduction in certain circumstances. The Transaction is subject to certain conditions being satisfied prior to closing, including consents from certain lenders, approvals from regulatory authorities, including a favorable tax ruling from the Internal Revenue Service, and consents of certain clients, which are expected to take up to six months to obtain. If the Transaction is consummated, it will involve a change in control of Oppenheimer Capital and its subsidiary OpCap.

         The principal business address of OpCap, Oppenheimer Capital and their affiliates is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap would not change following the Transaction. Joseph La



                                       6



      Motta is Chairman of Oppenheimer Capital and OpCap. George Long is President of Oppenheimer Capital and Bernard H. Garil is President of OpCap.

      EFFECTS OF THE TRANSACTION

         Upon consummation of the Transaction, Oppenheimer Capital and OpCap will be controlled by PIMCO Advisors. PIMCO Advisors has advised OGI that it anticipates that the senior portfolio management team of Oppenheimer Capital will continue in their present capacities; that the eligibility of OpCap to serve as an investment adviser or subadviser will not be affected by the Transaction; and that Oppenheimer Capital and OpCap will be able to continue to provide advisory and management services with no material changes in operating conditions. PIMCO has further advised OGI that it currently anticipates that the Transaction will not affect the ability of Oppenheimer Capital and OpCap to fulfill their obligations under their investment advisory or subadvisory agreements.

      EFFECT OF TRANSACTION ON NEW PORTFOLIO ADVISORY AGREEMENT

         As required by the 1940 Act, the New Portfolio Advisory Agreement provides for its automatic termination upon its "assignment." The 1940 Act defines "assignment" to include any direct or indirect transfer of a controlling block of the assignor's outstanding voting securities by a security holder of the assignor. If the Transaction is consummated, it will give rise to an "assignment" of the New Portfolio Advisory Agreement and thus its termination.

         If the Transaction is consummated and the New Portfolio Advisory Agreement is terminated as a result, the Advisor and OpCap intend to enter into an amendment (the "Transaction Amendment") to the New Portfolio Advisory Agreement. The Transaction Amendment will not change any of the terms of the New Portfolio Advisory Agreement, except for the effective and termination dates.

         The Transaction Amendment will be submitted for approval to the Trust's Board of Trustees, including the Trustees who are not "interested persons." The Transaction Amendment must also be approved by the vote of a "majority of the outstanding voting securities" (as defined under "Required Vote and Trustees' Recommendation" below) of the Portfolio. To avoid the expense of another proxy solicitation and meeting of the Shareholders, the vote of the Shareholders on the New Portfolio Advisory Agreement will be deemed to be a vote on the Transaction Amendment. Thus, upon consummation of the Transaction and approval of the Transaction Amendment by the Trust's Board of Trustees, the Transaction Amendment will become effective without any additional vote of the Shareholders.

      INFORMATION CONCERNING PIMCO

         PIMCO Advisors, with approximately $110 billion in assets under management as of December 31, 1996, is one of the largest publicly traded money management firms in the United States. PIMCO Advisors' address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.




                                       7




         PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Transaction own a majority of the voting stock of TAG which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partnership interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual").

         PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Frank B. Rabinovitch,
      Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

         PIMCO Advisors is governed by an Operating Board and an Equity Board. Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is composed of twelve members, including the chief executive officer of the PIMCO Subpartnership as Chairman and six PIMCO Managers designated by the PIMCO Subpartnership.

         The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional PIMCO Advisors_ Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board and two members designated by PPLLC.

         Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Mutual, PIMCO Subpartnership and the PIMCO Managers disclaim such control.

         PIMCO Advisors, OpCap, OGI and Oppenheimer Capital have agreed to comply and use all commercially reasonable efforts to cause compliance with the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in pertinent part, that an investment adviser and its




                                       8




      affiliates may receive any amount or benefit in connection with a sale of an interest in such investment adviser which results in an assignment of an investment advisory contract if (1) for a period of three years after the time of such event, 75% of the members of the Board of Trustees or Directors of the investment company which it advises are not
      "interested persons" (as defined in the 1940 Act) of the new or old investment adviser, and (2) during the two-year period after the date on which the transaction occurs, there is no "unfair burden" imposed on the investment company as a result of the transaction. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction whereby the investment adviser or predecessor or successor investment advisers, or any interested person of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. No compensation arrangements of the types described above are contemplated in the Transaction. The Trust's Board of Trustees does not presently include any "interested persons" of OpCap or PIMCO and it will not include any such "interested persons" for the three-year period after the consummation of the Transaction.

                  PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF OPCAP

      OpCap's principal executive officers and directors are shown below.

                                            Principal Occupation
      Name and Address*                     (all positions are with Oppenheimer)












       --------------------
      * The address of the officers and directors of OpCap is Oppenheimer Tower, One World Financial Center, New York, NY 10281.

         [Each of ______________________ owns more than 10% of the outstanding voting securities of OpCap.]

         Alan Gutmann is primarily responsible for the day-to-day investment management of the equity portion of the Portfolio and Matthew Greenwald is primarily responsible for the day-to-day investment management of the fixed-income portion of the Portfolio. Mr. Gutmann joined Oppenheimer in 1991 and is Vice President. Mr. Greenwald joined Oppenheimer in 1989 and is a Vice President. Both OpCap's and Oppenheimer's principal executive offices are located at Oppenheimer Tower, One World Financial Center, New York, NY 10281.



                                       9




         Please refer to Exhibit B to this Proxy Statement, which identifies all investment companies which have investment objectives similar to those of the Portfolio and for which OpCap acts as investment sub-advisor or advisor. Exhibit B also provides the fees charged such investment companies by OpCap, and the size of each such investment company. [Certain advisory agreements for investment companies to which OpCap is a party require or permit OpCap to reduce or waive its fees under certain circumstances.]

      TRUSTEES' CONSIDERATION

         The Board of Trustees of the Trust believes that the terms of the New Portfolio Advisory Agreement are fair to, and in the best interest of, the Portfolio and the Trust. The Trust's Board of Trustees, including the non-interested Trustees voting separately, recommends approval by the Shareholders of the New Portfolio Advisory Agreement between OpCap and the Advisor. In making this recommendation, the Trustees considered the efficiency of having only one portfolio advisor manage both the equity and fixed income components of the Portfolio, rather than the existing two. The Trustees also noted that, regardless of the appointment of OpCap, Morgan Grenfell, as one of the two existing portfolio advisors, had already indicated that it would be terminating its portfolio advisory relationship with the Portfolio because of insufficient profit margins from its management services to the Portfolio. The Trustees considered the Advisor's concerns about the effectiveness of Harbor's management of the equity portion of the Portfolio. The Trustees then reviewed the nature and quality of the proposed services to be provided by OpCap to the Portfolio, OpCap's past performance record with respect to balanced accounts, the scope of OpCap's portfolio management activities, OpCap's investment philosophy and process, and the quality of OpCap's capabilities generally. The Trustees also examined the background and experience of the various officers and managers of Oppenheimer Capital, especially those who would have direct involvement in the Portfolio's management. Fees charged by entities providing services comparable to those of OpCap were also considered.

         After a comprehensive review of the matter, the Board of Trustees of the Trust concluded that the Portfolio should receive investment advisory services under the New Portfolio Advisory Agreement equal or superior to those it currently receives under the Existing Portfolio Advisory Agreements.

      AMENDMENT TO EXISTING INVESTMENT ADVISORY AGREEMENT

      BACKGROUND

         At the Meeting, Shareholders are being asked to approve an amendment (the "Amendment") to the investment advisory agreement (the "Investment Advisory Agreement"), dated September 9, 1994, between the Trust, on behalf of the Portfolio, and the Advisor. The Amendment makes no change to the Investment Advisory Agreement except to increase the fee paid to the Advisor by the Trust, on behalf of the Portfolio. Shareholders of the Portfolio would bear the expense of the increased




                                       10



      fee. However, a "cap" has been placed on each Portfolio's expenses by the Advisor (currently effective through March 31, 1998). Unless the expense cap is removed or unless the Portfolio's aggregate operating expenses are less than the expense cap for a given fiscal year, the impact of the proposed increase in advisory fees is eliminated with respect to the Portfolio's Shareholders. (See footnote 1 set forth in "The Amendment" below for further information regarding the expense cap.) A copy of the Investment Advisory Agreement and the Amendment is set forth in Exhibit C to this Proxy Statement.

      THE INVESTMENT ADVISORY AGREEMENT

         The Investment Advisory Agreement was submitted to the Shareholders of the Portfolio on December __________, and was last approved by the Trust's Board of Trustees, including the Trustees who were not "interested persons", on December 19, 1996. Under the Investment Advisory Agreement, the Advisor manages the investment and reinvestment of the Portfolio's assets. In fulfilling this obligation, the Advisor may engage separate portfolio advisors, such as OpCap, to make all determinations with respect to the investment of the Portfolio's assets, and to effect the purchase and sale of portfolio securities. The Investment Advisory Agreement provides that services by a portfolio advisor will also include determining the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the portfolio securities will be exercised. Under the Investment Advisory Agreement, the Advisor causes each portfolio advisor to render regular reports to the Trust's Board of Trustees.

         The Investment Advisory Agreement continues in effect until __________, and it will continue thereafter provided that such continuance is specifically approved by the Trust and the Advisor and, in addition, at least annually by (1) the vote of holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust's Board of Trustees, and (2) by the vote of a majority of the Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of the Advisor, cast in person at a meeting called for the purpose of voting on such approval.

         The Investment Advisory Agreement may be terminated at any time, with respect to the Portfolio, without payment of any penalty, (1) by the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Advisor and (2) by the Advisor upon 60 days' prior written notice to the Trust.

         The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Investment Advisory Agreement on the part of the Advisor, the Advisor will not be subject to liability to the Trust or to any holder of an interest in the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. Under certain



                                       11




      circumstances, the Trust will indemnify the Advisor against losses, claims, damages, liabilities or expenses resulting from acts or omissions of the Trust.

         The Investment Advisory Agreement states that the Trust pays to the Advisor, as compensation for its services as investment advisor, a fee that is equal on an annual basis to 0.70% of the average daily net assets of the Portfolio.

      THE AMENDMENT

         The Amendment was approved by the Trust's Board of Trustees, including the Trustees who were not "interested persons," on February 14, 1997. The Amendment proposes only to increase the fee paid by the Trust, on behalf of the Portfolio, to the Advisor. If adopted, the Amendment would increase the fee on an annual basis from 0.70% of average daily net assets of the Portfolio to 0.80% of average daily net assets of the Portfolio. The Amendment would not change the Investment Advisory Agreement in any other respect.
                           --------------------------

         For the fiscal  year ended  December  31,  1996,  the  following  table provides the operating expenses of the Portfolio, expressed as a percentage of the Portfolio's average daily net assets. It does not reflect separate account expenses, including sales loads. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee.

                   ANNUAL OPERATING EXPENSES OF THE PORTFOLIO

                                            CURRENT FEES           PROPOSED FEES
                                            ------------           -------------
      Advisors Fee                             0.70%                   0.80%

      Rule 12b-1 Fees                            -                       -

      Other Expenses(1)
       (after waiver and
        reimbursement)                         0.20%                   0.10%
                                               -----                   -----

      Total Operating Expenses(1)
       (after waiver and
       reimbursement)                          0.90%                   0.90%
                                               =====                   =====

         -----------
      (1) The "Total Operating Expenses" charged to the Portfolio will not exceed the percentage listed above. The Advisor, in its capacity as sponsor of the Trust, has agreed to waive or reimburse certain of the Operating Expenses of the Portfolio (as used herein, "Operating Expenses" includes amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) such that, after such waivers or reimbursements, the aggregate Operating Expenses of the Portfolio will not exceed on an annual basis the "Total Operating Expenses" listed above (the "Expense Cap"). The Expense Cap may be



                                       12




      terminated by the Advisor, in its capacity as sponsor, as of the end of any calendar quarter after March 31, 1998, by giving at least 30 days prior written notice, and the sponsor agreement will terminate with respect to the Trust if the Advisor (or an affiliate that has assumed such obligations) ceases to be the sponsor of the Trust or the Advisor of the Trust. For the year ended December 31, 1996, without the Expense Cap and assuming current fees, "Other Expenses" and "Total Operating Expenses" would have been 2.02% and 2.72% for the Portfolio. For the year ended December 31, 1996, without the Expense Cap and assuming proposed fees, "Other Expenses" and "Total Operating Expenses" would have been 2.02% and 2.82% for the Portfolio.

                            ------------------------

         Based on expenses incurred for the year ended December 31, 1996, an investor would pay the expenses set forth in the table below on a $1,000 investment, assuming (1) a 5% annual return, (2) the total operating expense ratio set forth in the immediately preceding chart, and (3) redemption at the end of each time period. The table considers both the current advisory fee paid to the Advisor and the proposed increased advisory fee. The table does not reflect separate account expenses, including sales loads.

                                            THE PORTFOLIO
                                            -------------
                               CURRENT FEES               PROPOSED FEES
                               ------------               -------------
       1 Year                       $ 9                       $ 9
       3 Years                      $29                       $29
       5 Years                      $50                       $50
      10 Years                     $111                      $111

      INFORMATION ABOUT THE ADVISOR

         The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company, located at 400 Broadway, Cincinnati, Ohio 45202. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. As of December 31, 1996, the Advisor had assets under management of $____. For the fiscal year ended December 31, 1996, the Advisor received $29,360 from the Trust (on behalf of the Portfolio) for its services as investment advisor. Had the Amendment been in effect for that period, the Advisor would have received $33,554 from the Trust (on behalf of the Portfolio) for its services as investment advisor (an increase of 14.3% over the amount actually received). For the fiscal year ended December 31, 1996, the Advisor waived all fees for its services as sponsor to the Trust. If such fees had not been waived, the Trust, on behalf of the Portfolio, would have paid the Advisor, for its role as sponsor, $29,360. Had the Amendment been in effect and such fees had not been waived, the Trust, on behalf of the Portfolio, would have paid the Advisor, for its role as sponsor, $_____. Whether or not the Amendment is approved by Shareholders, the Advisor will continue as Sponsor to the Trust.



                                       13




            PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISOR

                                    POSITIONS AND OFFICES
                                    ---------------------

      NAME AND ADDRESS*             WITH TOUCHSTONE ADVISORS       PRINCIPAL OCCUPATION
      -----------------             ------------------------       --------------------
      James N. Clark*               Director                           ______________

      Edward G. Harness, Jr.        Director, President and
                                    Chief Executive Officer                 same

      William F. Ledwin*            Director                           ______________

      Donald J. Wuebbling*          Director, Secretary
                                    and Chief Legal Officer                 same

      Edward S. Heenan*             Vice President and Controller           same

      Brian Manley                  Vice President and Chief
                                    Financial Officer                       same

      Richard K. Taulbee*           Vice President                          same

      Patricia Wilson               Chief Compliance Officer                same

      Robert F. Morand*             Assistant Secretary                ________________

      Robert A. Dressman*           Assistant Treasurer                ________________

      Timothy D. Speed*             Assistant Treasurer                ________________

      ------------------

      *Principal business address is 400 Broadway, Cincinnati, Ohio 45202

      TRUSTEES' CONSIDERATION

         The Board of Trustees of the Trust believes that the terms of the Amendment are fair to, and in the best interest of, the Portfolio and the Trust. The Trust's Board of Trustees, including the non-interested Trustees voting separately, recommends approval by the Shareholders of the Amendment. In making this recommendation, the Trustees considered the nature and quality of the services that the Advisor has provided to the Portfolio, the fees charged by investment advisors providing services comparable to those of the Advisor, and the fees that would be charged to the Advisor by OpCap, if it is selected as a portfolio advisor. After consideration of the matter, the Board of Trustees concluded that the fee increase proposed in the Amendment was appropriate.

                   REQUIRED VOTE AND TRUSTEES' RECOMMENDATION

         At the Meeting, the Shareholders of the Portfolio will vote on the proposal regarding the proposed New Portfolio Advisory Agreement and the proposed Amendment. The affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio is required to approve the proposal. "Majority of the outstanding voting securities" of the Portfolio for this purpose under the 1940 Act means the lesser of (1)



                                       14



      67% of the securities of the Portfolio present, if more than 50% of the outstanding securities of the Portfolio are represented and voting, or (2) more than 50% of such outstanding securities.

         If a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum at the Meeting, but the abstention will have the effect of a negative vote on the proposal. If a broker indicates on the form of proxy that it does not have discretionary authority as to certain shares, those shares will be counted as present at the meeting for quorum purposes but not entitled to vote with respect to the proposal and thus will also have the effect of a negative vote on the proposal.

      THE TRUST'S BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         As of February 4, 1997, the following persons were beneficial owners of more than 5% of the outstanding shares of the Portfolio:


                                                     Amount and Nature of
      Name and Address of Beneficial Owner           Beneficial Ownership           Percent of Class
      [Western-Southern Life                               _______                     _____%
      Assurance Company
      400 Broadway
      Cincinnati, Ohio  45202]

      Trustees and Officers                                  __                         [*]
      (as a group)


      To the knowledge of the Trust, no other Shareholder beneficially owned more than 5% of the outstanding shares of the Portfolio as of the same date.

      *  Percent of class is less than 1%.

                               GENERAL INFORMATION

      OTHER MATTERS TO COME BEFORE THE MEETING

         The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

                             PORTFOLIO TRANSACTIONS

         The Portfolio does not allocate its portfolio brokerage on the basis of the sale of its shares, although brokerage firms whose customers purchase shares of the Portfolio may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Trust or the Advisor. OpCap will place brokerage



                                       15




      transactions with Oppenheimer Co., Inc. ("Opco"), an affiliate of OpCap. Opco may be a major recipient of brokerage commissions paid by the Portfolio.

                              SHAREHOLDER PROPOSALS

         The Meeting is a special meeting of Shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such a meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

                             REPORTS TO SHAREHOLDERS

         The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Portfolio on request within three business days of the request. Requests for such reports should be made by telephone by calling (800) 669-2796 (press 3) or in writing to the Trust, 311 Pike Street, Cincinnati, Ohio 45202.

                           OPCAP AND PIMCO INFORMATION

         All information contained in this Proxy Statement about OpCap and the Transaction has been provided by OpCap, and all information contained in this Proxy Statement about PIMCO has been provided by PIMCO.

         IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    By Order of the Board of Trustees



                                    Susan C. Mosher
                                    Secretary

      March __, 1997
      Cincinnati, Ohio



                                       16




                          TOUCHSTONE BALANCED PORTFOLIO
         (A SEPARATE SERIES OF SELECT ADVISORS VARIABLE INSURANCE TRUST)

             THIS SOLICITATION IS MADE ON BEHALF OF THE TRUSTEES OF
                    SELECT ADVISORS VARIABLE INSURANCE TRUST

        The undersigned appoints Edward G. Harness, Jr. and Edward S. Heenan and each of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned be cast at the Meeting of Shareholders of the Touchstone Balanced Portfolio ( a separate series of Select Advisors Variable Insurance Trust (the "Trust")) to be held at 10:00 a.m. on April 23, 1997 at the offices of the Trust, 311 Pike Street, Cincinnati, Ohio, and at any adjournment thereof. If a proxy is not received from a particular shareholder, then the votes attributable to him or her will be allocated in the same ratio as votes for which instructions have been received.

--------------------------------------------------------------------------------
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSAL.

PLEASE VOTE BY CHECKING YOUR RESPONSE.

1. Approval of New Portfolio Advisory Agreement between           FOR  [ ]        AGAINST  [ ]           ABSTAIN  [ ]
   Touchstone Advisors, Inc. and OpCap Advisors and Amendment
   to Investment Advisory Agreement between Select Advisors
   Variable Insurance Trust, on behalf of the Touchstone
   Balanced Portfolio, and Touchstone Advisors, Inc.

2. In their discretion, to act upon such other matters            FOR  [ ]        AGAINST  [ ]           ABSTAIN  [ ]
   as may properly come before the meeting.

TOTAL SHARES ATTRIBUTABLE TO THE UNDERSIGNED:

PLEASE  VOTE,  DATE,  SIGN  EXACTLY AS YOUR NAME
APPEARS BELOW, AND RETURN THIS FORM IN THE
ENCLOSED SELF-ADDRESSED ENVELOPE.



NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and revokes any proxy heretofore given with respect to the votes covered by this proxy.


Dated:                           , 1997
      --------------------------

---------------------------------------
Signature
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              Signature If Jointly Held





                         [WESTERN & SOUTHERN LETTERHEAD]



Dear Variable Annuity Contract Owner:

         Enclosed you will find a proxy statement regarding the voting of shares of the Touchstone Balanced Portfolio beneficially owned by you through your Touchstone Variable Annuity Contract. Although the portfolio shares are legally held by a Western & Southern Separate Account, the Company is obligated to vote those shares as directed by you. Accordingly, please review the enclosed Proxy Statement carefully and then give us your voting instructions by marking and returning the proxy that is enclosed. An addressed and stamped envelope is supplied for your convenience. We urge you to exercise your voting rights by marking and returning the proxy.


                                                              Yours very truly,